UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2015


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

            7117 US 31 S
          Indianapolis, IN                                          46227
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On February 11, 2015, Stevia Corp., a Nevada corporation (the "Company") received confirmation of the acceptance by the Nevada Secretary of State of the Company's Certificate of Amendment to its Articles of Incorporation (the "Amendment"). The Amendment includes the authorization of 750,000,000 shares of common stock, par value $0.001 per share. As set forth in Item 5.07 below, the Company's shareholders approved the Amendment at a special meeting of shareholders held on February 9, 2015. A copy of the Amendment is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On February 9, 2015, the Company held a special meeting of shareholders (the "Special Meeting") to approve the Amendment described in Item 5.03 above (the "Proposal"). The Company's Board of Directors previously approved the Proposal subject to shareholder approval.

The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constituted a quorum for the transaction of business at the Special Meeting. As of the record date, January 2, 2015, there were 198,239,385 shares of the Company's common stock outstanding. At the Special Meeting, there were 152,113,804 shares, or approximately 76.73%, of common stock represented in person or by proxy.

Set forth below are the final voting results for the Proposal submitted to a vote of the shareholders at the Special Meeting. For more information on the Proposal, see the Company's definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 21, 2015 and supplemented January 30, 2015.

Proposal 1:   To approve a proposed  amendment to our Articles of  Incorporation to increase the authorized number of shares of common stock available for issuance from 250,000,000 to 750,000,000 shares of common stock, par value $0.001 per share.

                  For                  Against               Abstain
                  ---                  -------               -------
              129,058,233             21,402,692            1,652,879

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.                   Exhibit Description
-----------                   -------------------

   3.1           Certificate of Amendment to Articles of Incorporation

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2015               STEVIA CORP.


                                      By: /s/ George Blankenbaker
                                         ---------------------------------------
                                         George Blankenbaker
                                         President

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